                                                                 March 25, 1999

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the six months ended February 28, 1999.

The Fund reached a new milestone on November 17, 1998 with net assets reaching the $1 billion mark for the first time. Net assets on February 28, 1999 were $1.087 billion versus net assets of $945 million six months ago and $811 million one year ago. The average seven day yield ranged from a low of 4.41% to a high of 4.98% during the six months. Distributions of $.023083 were paid, equivalent to an annualized yield of 4.65%. For those shareholders in the dividend reinvestment plan, this equates to a compound annual yield of 4.70%.

Money market fund assets reached a record level of $1.4 trillion at the end of January with the largest single month increase ever of $68.5 billion. The increase in assets in HLGF has greatly surpassed that of the industry which has seen assets double in the last three years and triple in the last ten years.

The Federal Reserve (the "Fed") cut the federal funds rate by 1/4% on September 29, 1998 and quickly followed with another 1/4% cut on October 15, 1998. This was the first action by the Fed since March 1997. The federal funds rate is what member banks charge each other for overnight loans and is a determining factor for other rates from credit cards to mortgages. Federal Reserve Chairman Alan Greenspan indicated he believed the U.S. economy was feeling the effects of the financial turmoil in Asia and Latin America and said he would use Fed control over interest rates to strengthen the world economy. Opinions appear mixed on what will happen at the next meeting of the Federal Reserve scheduled for March 30, 1999. Most believe that recent economic data suggest little or no inflationary pressures and that the Fed will leave interest rates unchanged for now.

The Dow Jones Industrial Average ("DJIA" or the "Dow") has also entered record territory. The Dow surpassed the 10000, milestone hitting an intraday high of 10085.31 on March 19, 1999 but has yet to close at or above the 10000 level. Intraday crossings of round number milestones such as 3000 and 4000 took place several months before the Dow actually closed above those levels. Closings above 7000, 8000 and 9000 were each quickly followed by several months of market decline.

As shown on the attached Schedule of Investments, the Fund was 100% invested in U.S. government agency obligations on February 28, 1999. These discount notes of the Federal Home Loan and Federal Farm Credit Banks, while offering a high degree of credit safety, have allowed the Funds to offer a competitive yield and an added advantage of income which is exempt from state income tax. This is the fourth year in a row that all dividends paid by the Fund were fully exempt from state income tax in all states. The percentage of dividends eligible for exemption will vary as it is dependent on the investments of the Fund, but given the current investment strategy, we believe the dividends paid will be substantially exempt from state income tax under current tax laws.

This is the second year that dividend information from the Fund was included on your Form 1099-Div from J.J.B. Hilliard, W.L. Lyons, Inc.

The merger between Hilliard-Lyons, Inc. and PNC Bank Corp. became effective on December 1, 1998. The process of integrating the two entities is just beginning but is not expected to have any adverse effects on the Fund. The merger constituted an assignment of the Investment Advisory Agreement (the "Agreement") and shareholders approved a new Agreement at a Special Shareholders Meeting held November 23, 1998. Directors were also elected at a Special Shareholders Meeting held November 6, 1998. As a result of the merger, it became necessary for the Fund to observe certain banking laws, one of which mandates that 75% of its directors be "unaffiliated". This required a reorganization of the Board and as a consequence Gilbert L. Pamplin and Joseph
C. Curry, Jr. (both of whom are employees of Hilliard Lyons) resigned as directors. Mr. Curry remains as President. Mrs. Marianne R. Rowe also resigned. Mr. Kohler remains Chairman and Messrs. Hilliard, Shine and Miller remain directors. The Board now is in compliance with the law affecting bank affiliated funds.

/s/ Donald F. Kohler        /s/ Joseph C. Curry, Jr.     /s/ Dianna P. Wengler

DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 28, 1999

  Principal                             Purchase Maturity
   Amount                                Yield     Date      Value
 -----------                            -------- -------- -----------
             U.S. GOVERNMENT AGENCY
             OBLIGATIONS--100.2%
 $13,240,000 Federal Home Loan Bank      4.747%  3/01/99  $13,240,000
  15,000,000 Federal Home Loan Bank      5.020   3/01/99   15,000,000
  11,280,000 Federal Home Loan Bank      5.068   3/02/99   11,278,452
  24,000,000 Federal Home Loan Bank      5.092   3/03/99   23,993,387
  15,000,000 Federal Home Loan Bank      5.026   3/04/99   14,993,875
  20,000,000 Federal Home Loan Bank      5.082   3/05/99   19,989,000
   9,000,000 Federal Home Loan Bank      5.072   3/08/99    8,991,355
   9,000,000 Federal Home Loan Bank      4.767   3/09/99    8,990,640
  24,000,000 Federal Home Loan Bank      5.062   3/10/99   23,970,420
  16,000,000 Federal Farm Credit Bank    4.825   3/11/99   15,979,022
   9,000,000 Federal Home Loan Bank      5.062   3/12/99    8,986,443
  27,000,000 Federal Home Loan Bank      5.030   3/15/99   26,948,550
  22,000,000 Federal Farm Credit Bank    5.029   3/16/99   21,955,083
  24,000,000 Federal Home Loan Bank      5.062   3/17/99   23,947,413
  20,000,000 Federal Farm Credit Bank    4.914   3/18/99   19,954,950
  15,000,000 Federal Home Loan Bank      5.072   3/19/99   14,962,950
  19,000,000 Federal Home Loan Bank      5.024   3/22/99   18,945,803
  16,000,000 Federal Home Loan Bank      5.036   3/23/99   15,951,991
  18,000,000 Federal Home Loan Bank      5.062   3/24/99   17,943,305
  17,000,000 Federal Farm Credit Bank    4.988   3/25/99   16,945,147
  20,000,000 Federal Home Loan Bank      5.091   3/26/99   19,931,111
  13,000,000 Federal Home Loan Bank      5.056   3/29/99   12,950,253
  17,000,000 Federal Home Loan Bank      4.725   3/30/99   16,936,732
  16,000,000 Federal Home Loan Bank      5.074   3/31/99   15,934,533
  11,000,000 Federal Home Loan Bank      4.814   4/01/99   10,955,481
  13,000,000 Federal Home Loan Bank      4.812   4/05/99   12,940,724
  14,000,000 Federal Home Loan Bank      4.988   4/06/99   13,932,520
  17,000,000 Federal Home Loan Bank      4.875   4/07/99   16,917,007
  21,000,000 Federal Home Loan Bank      4.812   4/08/99   20,896,038
  11,892,000 Federal Home Loan Bank      5.017   4/09/99   11,829,517
  11,000,000 Federal Home Loan Bank      4.760   4/12/99   10,940,325
   6,000,000 Federal Home Loan Bank      4.678   4/14/99    5,966,927
  13,000,000 Federal Home Loan Bank      4.836   4/14/99   12,924,846
  10,421,000 Federal Farm Credit Bank    4.908   4/15/99   10,359,125
  12,000,000 Federal Home Loan Bank      4.802   4/16/99   11,928,240
  15,000,000 Federal Home Loan Bank      4.783   4/19/99   14,904,654
  10,000,000 Federal Farm Credit Bank    4.831   4/20/99    9,934,306
  18,000,000 Federal Home Loan Bank      4.791   4/21/99   17,880,915
  12,000,000 Federal Home Loan Bank      4.771   4/22/99   11,919,400
  12,302,000 Federal Farm Credit Bank    4.978   4/23/99   12,214,704
  25,000,000 Federal Home Loan Bank      4.749   4/26/99   24,819,944
  25,000,000 Federal Farm Credit Bank    4.965   4/27/99   24,809,208
  25,000,000 Federal Home Loan Bank      4.791   4/28/99   24,811,903
  14,500,000 Federal Home Loan Bank      4.888   4/29/99   14,387,834

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (continued)
                                  (UNAUDITED)
                               February 28,1999

  Principal                                             Purchase Maturity
   Amount                                                Yield     Date       Value
 -----------                                            -------- -------- --------------
 $20,000,000 Federal Home Loan Bank                      04.890% 4/30/99  $   19,842,667
  12,000,000 Federal Farm Credit Bank                    04.758  5/03/99      11,902,770
  20,000,000 Federal Home Loan Bank                      04.787  5/04/99      19,833,956
  11,000,000 Federal Farm Credit Bank                    04.763  5/05/99      10,907,844
  17,000,000 Federal Farm Credit Bank                    04.831  5/06/99      16,853,828
  16,000,000 Federal Home Loan Bank                      04.833  5/07/99      15,859,747
  11,000,000 Federal Farm Credit Bank                    04.774  5/11/99      10,899,121
  10,914,000 Federal Farm Credit Bank                    04.767  5/12/99      10,812,936
  14,000,000 Federal Home Loan Bank                      04.565  5/14/99      13,863,593
   8,000,000 Federal Farm Credit Bank                    04.825  5/17/99       7,919,578
  20,000,000 Federal Home Loan Bank                      04.823  5/18/99      19,796,333
  22,000,000 Federal Home Loan Bank                      04.854  5/19/99      21,771,646
  19,000,000 Federal Home Loan Bank                      04.843  5/21/99      18,798,220
  15,000,000 Federal Home Loan Bank                      04.852  5/24/99      14,834,450
  19,000,000 Federal Home Loan Bank                      04.921  5/26/99      18,784,403
  14,000,000 Federal Home Loan Bank                      04.895  5/28/99      13,836,760
  19,000,000 Federal Home Loan Bank                      04.777  6/02/99      18,772,253
  21,000,000 Federal Home Loan Bank                      04.843  6/04/99      20,738,988
  15,762,000 Federal Farm Credit Bank                    04.809  6/07/99      15,561,621
  16,000,000 Federal Home Loan Bank                      04.852  6/15/99      15,777,871
  15,000,000 Federal Home Loan Bank                      04.858  6/16/99      14,789,567
   1,000,000 Federal Home Loan Bank                      04.770  6/23/99         985,433
  14,000,000 Federal Home Loan Bank                      04.767  6/23/99      13,796,067
  14,000,000 Federal Home Loan Bank                      04.820  6/30/99      13,781,192
  13,000,000 Federal Home Loan Bank                      04.731  7/07/99      12,788,764
  12,245,000 Federal Farm Credit Bank                    04.771  7/29/99      12,010,304
                                                                          --------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (amortized cost -- $1,089,513,945)                            1,089,513,945
                                                                          --------------
              TOTAL INVESTMENTS (100.2%) (cost -- $1,089,513,945*)        $1,089,513,945
                                                                          ==============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               February 28, 1999

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,089,513,945).............................  $1,089,513,945
                                                                  --------------
   Total Investments............................................   1,089,513,945
 Cash...........................................................           4,439
 Prepaid expenses...............................................          39,119
                                                                  --------------
   TOTAL ASSETS.................................................   1,089,557,503
                                                                  --------------
LIABILITIES
 Dividends payable..............................................       1,724,782
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B...............         257,433
 Miscellaneous accrued expenses.................................         250,794
                                                                  --------------
   TOTAL LIABILITIES............................................       2,233,009
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 1,087,324,494 shares issued and outstanding)--
  Note C........................................................  $1,087,324,494
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                   For the six months ended February 28, 1999

INVESTMENT INCOME
 Interest income................................................  $   26,023,309
EXPENSES
 Investment Advisory fee--Note B................................       1,575,602
 Shareholder servicing fees--Note B.............................         537,791
 Transfer agent fees............................................          56,009
 Custodian fees.................................................          80,250
 Printing and other expenses....................................          46,635
 Filing fees....................................................         141,300
 Insurance expense..............................................          32,664
 Legal and audit fees...........................................          24,435
 Directors' fees................................................          12,550
                                                                  --------------
  Total expenses................................................       2,507,236
                                                                  --------------
  Net investment income.........................................      23,516,073
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   23,516,073
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                   For the Six
                                                   Months Ended      For the
                                                   February 28,    Year Ended
                                                       1999         August 31
                                                   (UNAUDITED)        1998
INCREASE IN NET ASSETS:                           --------------  -------------
FROM OPERATIONS
 Net investment income...........................   $ 23,516,073   $ 38,414,949
                                                  --------------  -------------
  Net increase in net assets resulting from
   operations....................................     23,516,073     38,414,949
 Dividends to shareholders ($.023083 and $.049903
  per share, respectively).......................  (  23,516,073) (  38,414,949)
                                                  --------------  -------------
 Undistributed net investment income.............              0              0
                                                  --------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C.................................    142,358,671    357,885,980
NET ASSETS
 Beginning of period.............................    944,965,823    587,079,843
                                                  --------------  -------------
 End of period................................... $1,087,324,494   $944,965,823
                                                  ==============  =============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          For the Six
                            Months
                             Ended
                           February
                           28, 1999           For the Year Ended August 31,
                          (UNAUDITED)    1998      1997      1996      1995      1994
                          -----------  --------  --------  --------  --------  --------
Net asset value,
 beginning of period....       $1.00      $1.00     $1.00     $1.00     $1.00     $1.00
                          ----------   --------  --------  --------  --------  --------
Net investment income...         .02        .05       .05       .05       .05       .03
                          ----------   --------  --------  --------  --------  --------
 Total from investment
  operations............         .02        .05       .05       .05       .05       .03
Less distributions:
 Dividend distributions.     (   .02)   (   .05)  (   .05)  (   .05)  (   .05)  (   .03)
                          ----------   --------  --------  --------  --------  --------
 Total distributions....     (   .02)   (   .05)  (   .05)  (   .05)  (   .05)  (   .03)
                          ----------   --------  --------  --------  --------  --------
Net asset value, end of
 period.................       $1.00      $1.00     $1.00     $1.00     $1.00     $1.00
                          ==========   ========  ========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)...............   1,087,324    944,966   587,080   427,494   335,776   210,652
Total investment return.        2.31%      5.11%     4.96%     4.96%     5.04%     2.85%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $1,087,324   $944,966  $587,080  $427,494  $335,776  $210,652
 Operating expenses to
  average net assets....         .50%       .51%      .57%      .61%      .72%      .75%
 Net investment income
  to average net assets.        4.65%      4.99%     4.86%     4.84%     4.97%     2.80%

                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE A--ACCOUNTING POLICIES
Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting poli-cies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board moni-tors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valua-tion. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into inter-est receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Gov-ernment Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for re-purchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the mar-ket value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to le-gal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify un-der the Internal Revenue Code as a regulated investment company and to dis-tribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued inter-est and accretion of original issue and market discounts earned and amortiza-tion of premiums, plus or minus any net realized gain or loss on portfolio se-curities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Advis-er"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and ex-penses during the reporting period. Actual results could differ from those es-timates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On November 23, 1998, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the pur-chase and sale of securities in accordance with the Fund's investment objec-tives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating ex-penses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the six months ended February 28, 1999. On August 20, 1998, PNC Bank Corp. entered into an Agreement and Plan of Merger with Hilliard-Lyons, Inc. (the "Merger") pursuant to which the Adviser will become a subsidiary of PNC Bank Corp. The Merger became effective on December 1, 1998. This Merger constitutes an assignment of the Investment Advisory Agreement (the "Agreement") as defined in the Investment Company Act of 1940. Shareholders approved a new Agreement at a Special Shareholders Meeting held November 23, 1998. The following are the results of the voting at the Meeting:

New Investment Advisory Agreement
---------------------------------
For................................................................. 481,431,634
Against.............................................................   7,234,652
Abstain.............................................................  17,359,505

Shareholders elected directors at a Special Shareholders Meeting held November 6, 1998. The following are the results of the voting at the Meeting:

Election of Directors                                  For     Against  Abstain
---------------------                              ----------- ------- ---------
Donald F. Kohler.................................. 392,961,150     0   4,737,019
Gilbert L. Pamplin................................ 392,971,993     0   4,726,176
Joseph C. Curry, Jr............................... 392,853,378     0   4,844,791
J. Henning Hilliard............................... 391,205,410     0   6,492,759
J. Robert Shine................................... 391,853,850     0   5,844,319
Samuel G. Miller.................................. 392,576,258     0   5,121,911
Marianne R. Rowe.................................. 390,687,888     0   7,010,281

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (continued)
                                  (UNAUDITED)

The Fund contracted with the Adviser to provide shareholder accounting servic-es. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $3,000, a fee of $750 for each Board of Directors or commit-tee meeting attended, and all expenses the Directors incur in attending meet-ings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At February 28, 1999, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,076,451,249. Transactions in Fund shares at $1.00 per share were as follows:

                                                  Six months
                                                    ended         Year ended
                                                 February 28,     August 31,
                                                     1999            1998
                                                --------------  --------------
Shares sold....................................  1,721,986,392   2,979,565,610
Shares issued to shareholders in reinvestment
 of dividends..................................     23,361,934      36,974,418
                                                --------------  --------------
                                                 1,745,348,326   3,016,540,028
Less shares repurchased........................ (1,602,989,655) (2,658,654,048)
                                                --------------  --------------
Net increase in capital shares.................    142,358,671     357,885,980
                                                ==============  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                               Investment Adviser

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                                  Distributor

                          Provident Distributors, Inc.
                     Four Falls Corporate Center, 6th Floor
                   West Conshohocken, Pennsylvania 19428-2961

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                           Brown, Todd & Heyburn PLLC
                             3200 Providian Center
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS
                              J. Henning Hilliard
                                Donald F. Kohler
                                Samuel G. Miller
                                J. Robert Shine

                                    OFFICERS
                          Donald F. Kohler - Chairman

                        Joseph C. Curry, Jr. - President

                Dianna P. Wengler - Vice President and Treasurer

                       Penny L. Wellinghurst - Secretary
                                 Hilliard-Lyons
                             Government Fund, Inc.
                               Semi-Annual Report
                               February 28, 1999

                              [LOGO APPEARS HERE]